                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2613

                          SCUDDER CASH INVESTMENT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        05/31

Date of reporting period:       05/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Cash Investment Trust

Annual Report to Shareholders

May 31, 2005

Contents

Click Here Portfolio Management Review

Click Here Information About Your Fund's Expenses

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Scudder Cash Investment Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Cash Investment Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Portfolio Manager Christine Haddad discusses Scudder Cash Investment Trust's performance and the market environment for the 12-month period ended May 31, 2005.

Q:  Will you discuss the market environment for the fund during the 12-month period?

A:  Short-term interest rates rose steadily during the fund's reporting period due to the series of interest rate increases by the US Federal Reserve (the Fed). In June 2004, following a substantial improvement in job creation and sharply higher market interest rates, the Fed began to enact what became known as its "measured pace" interest rate policy, moving away from an accommodative stance of low short-term interest rates to try to prevent inflation from accelerating to the point where it would hurt the economy. Under the policy, the Fed increased the federal funds rate by 25 basis points (0.25%) at each of its eight policy meetings over the 12 months ended May 2005. At the close of the fund's fiscal year on May 31, the fed funds rate stood at 3.00%, up from 1.00% at the start of 2004.

In the second half of 2004, the US economy maintained a 4.00% growth rate in the face of rising petroleum prices. As we moved into the fourth quarter of 2004 and the first quarter of 2005, corporate pricing power (the ability of companies to raise prices to boost profits while retaining market share) began to strengthen as inflationary pressures took hold. Monthly job growth remained an economic indicator for the market, but the market's focus gradually shifted to a careful watch for signs of increased inflation. The one-year LIBOR rate, an industry standard for measuring one-year money market rates, closed 2004 at 3.10%, its highest level since March 2002.1 In February 2005, oil prices, which had moderated toward the end of 2004, started to rise once again.

1 LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

2 A hedge fund is a private investment partnership limited to high net worth or institutional investors, often very large, and typically employing high-risk investment strategies.

3 An unrealized loss occurs when the price of a security declines after an investor buys but has yet to sell it.

At the end of May 2005, LIBOR stood at 3.78%. The premium level of LIBOR (which is set by the market) over the fed funds rate (which is fixed by the Federal Reserve) of 3.00% represented the market's concern that the Fed may have to continue raising short-term interest rates to keep inflation under control. It also meant that many market participants had reevaluated their portfolios and sold some riskier issues following announcements of credit problems in the automobile and airline industries. These actions tended to boost yields and depress prices in the credit markets overall.

Another market trend during the second quarter was the split between (1) the Fed's seeming intention to keep raising short-term interest rates and keeping consumer prices stable until it achieved what it deemed to be a "neutral" stance (neither specifically encouraging economic growth nor directly fighting inflation) and (2) market disruptions that caused market participants to believe that the Fed would stop raising rates much sooner than previously believed. These events included concerns during April that hedge funds with significant unrealized losses stemming from holdings in automobile bonds had the potential to create enough market instability to alter Fed policy.2,3 Such short-term worries caused the LIBOR rate to dip during mid-April, but the Fed proceeded with its measured policy and raised the fed funds rate at its May 2005 meeting to 3.00%.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fund's Class S Shares Yields
7-day current yield
May 31, 2005*	2.37%
May 31, 2004	0.43%

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.28% as of May 31, 2005.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, please visit our web sites: myScudder.com or aarp.scudder.com.

Q:  How did the fund perform over its most recent fiscal year, and what has been the strategy for the fund?

A:  For the period, the fund registered favorable performance and achieved its stated objective of providing maximum current income while maintaining stability of capital. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.) During the fiscal year, our strategy was to keep the fund's average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities and are therefore potentially more attractive in a difficult environment.) From time to time, when the money market yield curve offered more attractive yields at longer maturities, we added some 13-month issues.4 During the

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as ''steep'' this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Money market yield curve 5/31/04 versus 5/31/05

Length of Maturity (in months)

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

spring of 2005, however, as the credit markets faced increasing credit downgrades, we resumed buying only short-term issues in order to manage risk. As of May 31, 2005, the fund's weighted average maturity was 29 days. We believe the fund's positioning is in line with the market's current forecast for as many as three additional fed funds rate hikes.

During the period, we maintained a significant allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they can provide flexibility in an uncertain interest rate environment. Our decision to maintain this allocation helped performance during the period. The remainder of the fund's portfolio is invested in fixed-rate securities, certificates of deposit and repurchase agreements.5

5 A repurchase agreement (repo) is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest bearing, short-term ''parking place'' for large sums of money.

Q:  What detracted from performance during the period?

A:  In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors' year-end liquidity needs. This detracted somewhat from yield and total return.

Q:  Will you describe your management philosophy?

A:  We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Class AARP	Class S
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,009.40	$ 1,009.40
Expenses Paid per $1,000*	$ 3.61	$ 3.61
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,021.34	$ 1,021.34
Expenses Paid per $1,000*	$ 3.63	$ 3.63

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
Scudder Cash Investment Trust	.72%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Summary May 31, 2005

Asset Allocation	5/31/05	5/31/04

Commercial Paper	31%	31%
Repurchase Agreements	26%	15%
Short-Term Notes	21%	22%
Certificates of Deposit and Bank Notes	10%	16%
US Government Sponsored Agencies+	6%	11%
Promissory Notes	5%	2%
Funding Agreements	1%	—
Municipal Investments	—	3%
	100%	100%
Weighted Average Maturity
Scudder Cash Investment Trust	29 days	77 days
First Tier Retail Money Fund Average++	36 days	51 days

+ Not backed by the full faith and credit of the US Government

++ The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation is subject to change. For more complete details about the Fund's holdings, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 10.0%
Calyon, 3.27%, 3/6/2006	5,000,000	5,000,000
Credit Suisse First Boston, 3.05%, 6/30/2005	20,000,000	20,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	5,000,000	5,000,000
Dexia Banque Belgique, 3.005%, 6/21/2005	10,000,000	10,000,028
HBOS Treasury Services PLC, 3.04%, 7/5/2005	10,000,000	10,000,000
Societe Generale:
2.955%, 8/8/2005	5,000,000	5,000,046
3.265%, 3/3/2006	10,000,000	10,000,000
Toronto Dominion Bank, 3.75%, 5/16/2006	5,000,000	4,999,533
Total Certificates of Deposit and Bank Notes (Cost $69,999,607)		69,999,607

Commercial Paper** 31.4%
Atlantis One Funding Corp., 3.16%, 8/16/2005	25,000,000	24,833,222
CIT Group, Inc., 2.92%, 8/9/2005	5,000,000	4,972,017
Compass Securitization LLC, 3.03%, 6/14/2005	35,000,000	34,961,704
Edison Asset Securitization LLC, 3.01%, 7/1/2005	15,000,000	14,962,375
General Electric Capital Corp., 3.01%, 7/1/2005	10,000,000	9,974,917
Mane Funding Corp., 3.0%, 6/28/2005	15,000,000	14,966,250
RWE AG, 2.92%, 8/8/2005	5,000,000	4,972,422
SBC Communications, Inc., 3.05%, 6/13/2005	25,000,000	24,974,583
Scaldis Capital LLC, 3.03%, 6/15/2005	25,000,000	24,970,542
Sheffield Receivables Corp., 3.03%, 6/14/2005	34,000,000	33,962,798
Verizon Network Funding Corp., 3.04%, 6/22/2005	25,000,000	24,955,667
Total Commercial Paper (Cost $218,506,497)		218,506,497

Short-Term Notes* 20.8%
American Express Credit Corp., 3.1%, 8/9/2005	15,000,000	15,001,162
Beta Finance, Inc., 144A, 3.123%, 4/10/2006	5,000,000	5,001,413
CIT Group, Inc., 3.44%, 11/4/2005	5,000,000	5,004,653
Credit Suisse First Boston, 2.97%, 9/9/2005	15,000,000	15,000,962
Depfa Bank PLC, 3.01%, 9/15/2005	10,000,000	10,000,000
Greenwich Capital Holdings, Inc., 3.05%, 12/5/2005	35,000,000	35,000,000
Merrill Lynch & Co., Inc., 3.08%, 3/17/2006	25,000,000	25,014,450
Pfizer, Inc., 144A, 3.05%, 10/7/2005	10,000,000	10,000,000
SunTrust Bank, Atlanta, 3.17%, 4/28/2006	25,000,000	25,000,000
Total Short-Term Notes (Cost $145,022,640)		145,022,640

US Government Sponsored Agencies 5.7%
Federal Home Loan Mortgage Corp., 3.083%*, 10/7/2005	30,000,000	30,000,000
Federal National Mortgage Association, 2.84%**, 8/3/2005	10,000,000	9,950,300
Total US Government Sponsored Agencies (Cost $39,950,300)		39,950,300

Funding Agreements 1.4%
New York Life Insurance Co., 3.12%*, 9/20/2005 (Cost $10,000,000)	10,000,000	10,000,000

Promissory Notes 4.5%
The Goldman Sachs Group, Inc.:
3.13%*, 8/10/2005	21,000,000	21,000,000
3.17%*, 2/16/2006	10,000,000	10,000,000
Total Promissory Notes (Cost $31,000,000)		31,000,000

Repurchase Agreements 26.1%
JPMorgan Chase, Inc., 3.08%, dated 5/31/2005, to be repurchased at $80,006,844 on 6/1/2005 (b)	80,000,000	80,000,000
Morgan Stanley, 3.07%, dated 5/31/2005, to be repurchased at $100,008,528 on 6/1/2005 (c)	100,000,000	100,000,000
State Street Bank and Trust Co., 2.85%, dated 5/31/2005, to be repurchased at $1,764,140 on 6/1/2005 (d)	1,764,000	1,764,000
Total Repurchase Agreements (Cost $181,764,000)		181,764,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $696,243,044) (a)	99.9	696,243,044
Other Assets and Liabilities, Net	0.1	686,213
Net Assets	100.0	696,929,257

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2005.

** Annualized yield at the time of purchase; not a coupon rate.

(a) Cost for federal income tax purposes was $696,243,044.

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

54,975,000	Federal National Mortgage Association	3.5	11/25/2019	54,719,530
26,950,000	Federal Home Loan Mortgage Corp.	4.5-5.0	10/15/2024- 12/15/2034	26,881,579
Total Collateral Value				81,601,109

(c) Collateralized by $101,177,914 of Federal Home Loan Mortgage Corp., 4.5-5.5%, with various maturities 10/1/2018-4/1/2033 with a value of $102,000,000.

(d) Collateralized by $6,580,000 of Federal National Mortgage Association, 5.5%, maturing on 1/1/2012 with a value of $1,800,051.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities for the year ended ended May 31, 2005
Assets
Investments in securities, at amortized cost	$ 514,479,044
Repurchase agreements, at amortized cost	181,764,000
Cash	569,013
Interest receivable	1,221,042
Receivable for Fund shares sold	2,330,464
Other assets	35,002
Total assets	700,398,565
Liabilities
Dividends payable	44,062
Payable for Fund shares redeemed	2,361,010
Accrued management fee	254,867
Other accrued expenses and payables	809,369
Total liabilities	3,469,308
Net assets, at value	$ 696,929,257
Net Assets
Net assets consist of: Undistributed net investment income	361,060
Accumulated net realized gain (loss)	(217,189)
Paid-in capital	696,785,386
Net assets, at value	$ 696,929,257
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($169,569,799 ÷ 169,942,102 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($527,359,458 ÷ 527,343,217 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended ended May 31, 2005
Investment Income
Income: Interest	$ 15,328,730
Expenses: Management fee	3,394,203
Services to shareholders	2,557,441
Custodian and accounting fees	120,132
Auditing	55,750
Legal	16,525
Trustees' fees and expenses	19,581
Reports to shareholders	102,928
Registration fees	33,778
Other	35,553
Total expenses, before expense reductions	6,335,891
Expense reductions	(874,089)
Total expenses, after expense reductions	5,461,802
Net investment income	9,866,928
Net realized gain (loss) on investment transactions	(285)
Net increase (decrease) in net assets resulting from operations	$ 9,866,643

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2005	2004
Operations: Net investment income	$ 9,866,928	$ 3,448,276
Net realized gain (loss) on investment transactions	(285)	66,144
Net increase (decrease) in net assets resulting from operations	9,866,643	3,514,420
Distributions to shareholders from: Net investment income: Class AARP	(2,516,519)	(744,882)
Class S	(7,871,369)	(2,182,538)
Fund share transactions: Proceeds from shares sold	707,265,453	681,513,518
Reinvestment of distributions	10,016,611	2,820,388
Cost of shares redeemed	(829,803,073)	(842,327,083)
Net increase (decrease) in net assets from Fund share transactions	(112,521,009)	(157,993,177)
Increase (decrease) in net assets	(113,042,254)	(157,406,177)
Net assets at beginning of period	809,971,511	967,377,688
Net assets at end of period (including undistributed net investment income of $361,060 and $882,134, respectively)	$ 696,929,257	$ 809,971,511

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.014	.003	.008	.020	.040
Less distributions from: Net investment income	(.014)	(.003)	(.008)	(.020)	(.040)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.42[b]	.33[b]	.84	1.96	4.10c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	170	198	251	295	361
Ratio of expenses before expense reductions (%)	.92	.86	.84	.83	.79d*
Ratio of expenses after expense reductions (%)	.72	.77	.84	.83	.79d*
Ratio of net investment income (%)	1.30	.39	.85	2.01	5.30*

[a] For the period from September 11, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[b] Total returns would have been lower had certain expenses not been reduced.

[c] Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

[d] The ratio of operating expenses includes a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratio without this reduction was .82%.

* Annualized

** Not annualized

Class S
Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.014	.003	.008	.020	.055
Less distributions from: Net investment income	(.014)	(.003)	(.008)	(.020)	(.055)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.42[a]	.33[a]	.84	1.98	5.59[a,b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	527	612	716	798	977
Ratio of expenses before expense reductions (%)	.81	.85	.84	.83	.84[c]
Ratio of expenses after expense reductions (%)	.72	.77	.84	.83	.80[c]
Ratio of net investment income (%)	1.30	.39	.85	2.01	5.44

[a] Total returns would have been lower had certain expenses not been reduced.

[b] Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

[c] The ratios of operating expenses include a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratios without this net reduction before and after expense reductions were .87% and .82%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers Class AARP and Class S shares. Shares of Class AARP are designed for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $217,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2006 ($4,000), May 31, 2007 ($2,000), May 31, 2008 ($9,000), May 31, 2009 ($16,000) and May 31, 2010 ($186,000), the respective expiration dates, whichever occurs first. During the year ended May 31, 2005, the Fund utilized $100 and lost, through expiration, $235,800 of prior year capital loss carryforward. In addition, from November 1, 2004 through May 31, 2005, the Fund incurred approximately $400 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders monthly. For the purposes of the daily dividend, net investment income includes all net realized gains (losses) on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At May 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 405,122
Capital loss carryforwards	$ (217,000)

In addition, during the years ended May 31, 2005 and May 31, 2004, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2005	2004
Distributions from ordinary income	$ 10,387,888	$ 2,927,420

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate as follows:

First $250 million of the Fund's average daily net assets	.500%
Next $250 million of such net assets	.450%
Next $500 million of such net assets	.400%
Next $500 million of such net assets	.350%
Next $500 million of such net assets	.335%
Over $2 billion of such net assets	.320%

Accordingly, for the year ended May 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Effective April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 0.72% and 0.72% for Class S and AARP shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees).

Service Provider Fees.

Scudder Service Corporation ("SSC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S and AARP shares of the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. SSC compensates DST out of the shareholder servicing fee it receives from the Fund. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the year ended May 31, 2005, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2005
Class S	$ 1,648,806	$ 509,938	$ 474,092
Class AARP	720,581	357,557	116,516
	$ 2,369,387	$ 867,495	$ 590,608

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $74,906, of which $7,567 is unpaid at May 31, 2005.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $7,200, of which $3,600 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $393 and $289, respectively.

C. Expense Reductions

For the year ended May 31, 2005, the Advisor agreed to reimburse the fund $6,508, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2005, custodian fees were reduced by $86 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2005		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	79,334,521	$ 79,334,521	95,748,410	$ 95,813,674
Class S	627,930,932	627,930,932	585,656,194	585,699,844
		$ 707,265,453		$ 681,513,518
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,358,559	$ 2,358,559	694,855	$ 694,855
Class S	7,658,052	7,658,052	2,125,533	2,125,533
		$ 10,016,611		$ 2,820,388
Shares redeemed
Class AARP	(110,042,682)	$ (110,042,682)	(149,834,926)	$ (149,834,926)
Class S	(719,760,391)	(719,760,391)	(692,387,581)	(692,492,157)
		$ (829,803,073)		$ (842,327,083)
Net increase (decrease) from capital share transactions
Class AARP	(28,349,602)	$ (28,349,602)	(53,391,661)	$ (53,326,397)
Class S	(84,171,407)	(84,171,407)	(104,605,854)	(104,666,780)
		$ (112,521,009)		$ (157,993,177)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of Scudder Cash Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Cash Investment Trust (the "Fund") at May 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 22, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

At its April 29, 2005 meeting, the Trust's Board considered a proposal by Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor to the Scudder Cash Investment Trust (the "Fund"), that the Fund acquire the assets and assume the liabilities of a similar fund that is a series of Scudder Portfolios, which we refer to as a "merger" between the similar funds. In connection with the proposed merger, the Advisor proposed that the Board approve for the Fund a new, more favorable management fee schedule designed to reflect additional economies of scale attributable to the larger asset size of the Fund resulting from the merger.

The Board normally considers the renewal of the Fund's investment management agreement annually pursuant to a comprehensive review process that most recently concluded at the Board's August 10, 2004 meeting. The Advisor's proposal for a new management fee schedule in connection with the merger was made on April 29, 2005. As the Advisor represented to the Board that the new fee schedule would have no effect on the quality or nature of the services provided by the Advisor to the Fund or any other factors considered by the Board in connection with their August 10, 2004 renewal, the scope of the Board's review of the investment management agreement was limited to the consideration of the new management fee schedule. The Board concluded that the economies of scale to be enjoyed by the Advisor as a result of the merger were appropriately reflected by the proposed management fee schedule and determined to approve the new investment management agreement, which would take effect upon completion of the Fund's merger (currrently expected to occur later in 2005). The Board will conduct its annual comprehensive review of the Advisor's investment management agreement for the Fund in the summer of 2005.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	42
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director[3], Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AITXX	SCTXX
Fund Number	165	065
Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2005, Scudder Investment Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER CASH INVESTMENT TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund's Independent Registered Public Accounting Firm Billed to
                                    the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
  May 31,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005            $53,000           $225           $3,500                $0
--------------------------------------------------------------------------------
2004            $53,000           $185           $3,300                $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

 Services that the Fund's Independent Registered Public Accounting Firm Billed to
               the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
May 31,      Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005              $581,822             $0                    $0
--------------------------------------------------------------------------------
2004              $542,483             $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
May 31,        (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005         $3,500             $0               $207,146            $210,646
--------------------------------------------------------------------------------
2004         $3,300             $0              $1,681,369         $1,684,669
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Cash Investment Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Cash Investment Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005